Exhibit 10.4

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

Other Transaction Agreement No. 75A50122C00081
Amendment No. P00003

OTHER TRANSACTION FOR ADVANCED RESEARCH (OTAR)
Agreement No.: 75A50122C00081
BETWEEN
VIR BIOTECHNOLOGY, INC. (“Recipient”)
1800 OWENS STREET, SUITE 900 SAN FRANCISCO, CA 94158
AND
THE UNITED STATES OF AMERICA DEPARTMENT OF HEALTH AND HUMAN SERVICES
BIOMEDICAL ADVANCED RESEARCH AND DEVELOPMENT AUTHORITY
330 INDEPENDENCE AVENUE, SW G640 WASHINGTON, DC 20201
CONCERNING
Pre-exposure prophylactic monoclonal antibodies for the prevention of influenza illness and medical countermeasures for other emerging pathogens of pandemic potential

Agreement No.: 75A50122C00081 Amendment No. P00003

Effective Date of Amendment: This Amendment No. P00003 (the “Amendment”) will be effective upon last signature in Section III.

Total Amount of the Agreement is decreased by [***] from [***] to [***].

Government Share of Total Amount of the Agreement is decreased by $42,074,015.50 from
$1,000,000,000 to $957,925,984.50.

Recipient Share of Total Amount of the Agreement is unchanged at [***].

Current Government commitment is decreased by $42,074,015.50 from $116,300,401 to $74,226,385.50.

Current Recipient commitment is unchanged at [***].

Authority: Section 319L of the Public Health Service Act, 42 USC 247d-7e.

Other Transaction Agreement No. 75A50122C00081
Amendment No. P00003
Line of Accounting and Appropriation:

CLIN	PRISM line item	Title	Requisition (OS)	Appropriation Year	CAN	Object Class	Amt. (Govt Share)	Changed or Unchanged
0001	0001	Base Period: VIR-2482- 4002 PENNISULA Phase 2 study	[***]	2022	[***]	25103	$50,000,000.00	Unchanged
0001	0001	Base Period: VIR-2482- 4002 PENNISULA Phase 2 study	[***]	2022	[***]	25103	$5,000,000.00	Unchanged
0001	0001	VIR-2482-4002 PENNISULA Phase 2 study	[***]	2023	[***]	25106	$11,249,523.00	Unchanged
0013	0002	Option 12- FASTx VIR- 7229	[***]	2023	[***]	25106	$40,000,000.00 -$35,000,000.00 $5,000,000.00	Changed
0014	0003	Option 12- FASTx [***]	[***]	2023	[***]	25106	$2,976,862.50	Unchanged
0014	0004	Option 12- FASTx [***]	[***]	2023	[***]	25106	$7,074,015.50 -$7,074,015.50 $0.00	Changed
Total							$116,300,401.00 -$42,074,015.50 $74,226,385.50	Changed

I.AMENDMENT PURPOSE: The purpose of this Amendment is to:
a.Partially deobligate funds from CLINs 0013 and 0014 (PRISM Lines 0002 and 0004) in anticipation of termination initiated by Recipient to follow in a future amendment. Accordingly, the Cost Sharing table is amended.

II.AMENDMENT CHANGES:
a.Article V: Cost Sharing, paragraph C.1., Base Period and Option Period Cost Share table is deleted and replaced with the following:

1.Base Period and Option Period Cost Share
The table as shown below represents the Parties’ Total Estimated Cost and Cost Shares under the SOO for the Base Period and Option Periods of this Agreement. The Cost Share will be determined by the OTAO prior to exercise of the respective Option. Furthermore, any recommendation of the JOC is subject to the final decision and signature authority of the OTAO.

Options	[***]	BARDA EID Share	BARDA CBRN share	[***]
Base	[***]	$66,249,523	-	[***]
Option 1	[***]	-	-	[***]
Option 2	[***]	-	-	[***]
Option 3	[***]	$23,876,604	-	[***]
Option 4	[***]	$24,769,620	-	[***]
Option 5	[***]	$513,984,425	-	[***]
Option 6	[***]	$19,241,706	-	[***]
Option 7	[***]	$6,593,491	-	[***]
Option 8	[***]	$16,262,174	-	[***]
Option 9	[***]	$39,884,165	-	[***]
Option 10	[***]	$26,776,651	-	[***]
Option 11	[***]	$212,310,763	-	[***]
Option 12 CLIN 13	[***]	-	[***]	[***]
Option 12 CLIN 14	[***]	-	[***]	-
Total	[***]	Not to Exceed $1,000,000,000.00 [***][***]		[***]

a.Contractor’s Statement of Release

Recipient hereby releases the Government from future claims on the funds being deobligated herein. Any additional remaining funds will be deobligated upon completion or termination of the contract.

I.EXECUTION

Capitalized terms not otherwise defined herein shall have their respective meanings in the Agreement. Except as provided in this Amendment, all terms and conditions of the Agreement, unless previously changed, remain unchanged and in full force and effect.

Acknowledged, accepted, and agreed for:

Vir Biotechnology, Inc	U.S. Department of Health & Human Services
Administration for Strategic Preparedness & Response
Biomedical Advanced Research & Development Authority
BY:	BY:
NAME: MARIANNE DE BACKER, M.SC., PH.D., MBA	NAME: [***]
DATE: 09-Sep-2024 |	DATE: September 9, 2024
TITLE: Chief Executive Officer	TITLE: [***]

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